Exhibit 99.2 Investor Presentation Third Quarter 2018 Steve Gardner Chairman, President & Chief Executive Officer sgardner@ppbi.com ‐ 949‐864‐8000 Ronald J. Nicolas, Jr. Senior Executive Vice President & Chief Financial Officer rnicolas@ppbi.com ‐ 949‐864‐8000

Forward‐Looking Statements The statements contained in this presentation that are not historical facts are forward‐looking statements based on management’s current expectations and  beliefs concerning future developments and their potential effects on Pacific Premier Bancorp, Inc. (the “Company” or “Pacific Premier”) including, without  limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and  profitability, loan and deposit growth, yields and returns, loan diversification and credit management, shareholder value creation and the impact of the  acquisition of Grandpoint Capital, Inc. (“Grandpoint”) and its wholly owned subsidiary, Grandpoint Bank, and other acquisitions.  Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can  be no assurance that future developments affecting the Company will be the same as those anticipated by management. The Company cautions readers that a  number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward‐looking statements.  These risks and uncertainties include, but are not limited to, the following: the expected cost savings, synergies and other financial benefits from the Grandpoint  acquisition or any other acquisition the Company has made or may make might not be realized within the expected time frames or at all; the strength of the  United States economy in general and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade,  monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and  monetary fluctuations; the timely development of competitive new products and services and the acceptance of these products and services by new and existing  customers; the willingness of users to substitute competitors’ products and services for the Company’s products and services; the impact of changes in financial  services policies, laws and regulations and of governmental efforts to restructure the U.S. financial regulatory system; technological changes; changes in the level  of the Company’s nonperforming assets and charge offs; any oversupply of inventory and deterioration in values of California real estate, both residential and  commercial; the effect of changes in accounting policies and practices, as may be adopted from time‐to‐time by bank regulatory agencies, the Securities and  Exchange Commission (“SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters;  possible other‐than‐temporary impairment of securities held by us; changes in consumer spending, borrowing and savings habits; the effects of the Company’s  lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; ability to attract deposits and other sources of liquidity; changes  in the financial performance and/or condition of our borrowers; changes in the competitive environment among financial and bank holding companies and other  financial service providers; unanticipated regulatory or judicial proceedings; and the Company’s ability to manage the risks involved in the foregoing. Additional  factors that could cause actual results to differ materially from those expressed in the forward‐looking statements are discussed in the 2017 Annual Report on  Form 10‐K of Pacific Premier Bancorp, Inc. filed with the SEC and available at the SEC’s Internet site (http://www.sec.gov). Annualized, pro forma, projected and estimated numbers in this investor presentation are used for illustrative purposes only, are not forecasts and may not  reflect actual results.  Pacific Premier undertakes no obligation to revise or publicly release any revision or update to these forward‐looking statements to reflect events or  circumstances that occur after the date on which such statements were made. 2

Corporate Overview Headquarters Irvine, CA Exchange / Listing NASDAQ: PPBI Market Cap $1.92 Billion(1) Average Daily Volume  430,750 Shares(2) Outstanding Shares 62,472,897(1) # of Research Analysts 7 Analysts Focus Small & Mid‐Market Businesses Total Assets $11.5 Billion Branch Network 44 Full‐Service Branch Locations (1) Market data as of 11/2/2018 (2) 3‐month average as of 11/2/2018 3

Geographic Footprint Well positioned for further expansion throughout the western United States . 39 branch offices in Southern  Franchise Footprint California . 3 branch offices in Arizona (Phoenix  and Tucson) . 1 branch in Las Vegas, Nevada . 1 branch in Vancouver, Washington California Footprint 4

Seasoned Leadership Team PPBI Overall  Tenure  Experience  Name Title (Years) (Years) Age Chairman, President and  Steven R. Gardner 18 35 57 Chief Executive Officer Edward Wilcox President, Chief Operating Officer153051 Ronald J. Nicolas, Jr. SEVP/Chief Financial Officer 2 35 59 Michael S. Karr SEVP/Chief RiskOfficer122849 Thomas Rice SEVP/Chief Innovation Officer102546 Steve Arnold SEVP/General Counsel 2 20 47 Teresa Dawson SEVP/Chief Retail Banking Officer 7 25 48 Ernest Hwang SEVP/Chief Banking Officer 2 30 54 5

Highlights –Q3 2018 Strong financial returns while executing on a number of strategic projects . Net income of $28.4 million, which included $14.0 million in merger‐related expense . Operating net income of $39.0 (1) million or $0.62 (1) per diluted share Earnings . Operating ROAA of 1.37% (1), and Operating ROATCE of 17.06% (1) . Efficiency ratio of 53.2% . New loan commitments of $605 million, 5.21% weighted average rate Loans and Asset  . Net interest margin of 4.38%, core net interest margin of 4.19% Quality . Nonperforming assets as a percent of total assets of 0.07% . Delinquencies as a percent of total loans of 0.09% . Deposits totaled $8.5 billion, an increase of $2.2 billion, or 35%, from prior quarter . Noninterest‐bearing deposits represent 40% of total deposits Deposits . Non‐maturity deposits equal 85% of total deposits . Cost of Deposits of 0.54% . Tangible book value per share of $16.06 (1), compared to $14.35 as of 9/30/2017 Capital . Tangible common equity ratio of 9.47% . Initiated $100 million common share buyback on October 26, 2018 . Closed the acquisition of Grandpoint Capital, Inc. on July 1, 2018, which added approximately  Acquisitions $3.1 billion in assets, and completed system conversion in mid‐October (1) Please refer to non-U.S. GAAP reconciliation in appendix 6

Value Creation Strategy Increase EPS and TBV by growing scale and operating leverage Expand our market presence through both organic and acquisitive growth . Target ROAA of 1.50%  . Target ROATCE of 17% ‐ 20% Focus on small and middle market commercial businesses . Revenues of $5 ‐ $250 million Organic Growth . Emphasis on depository relationships . Specialized products and services target attractive niches . Complementary nationwide lines of business . Disciplined sales process utilizing our customized Salesforce technology Target commercial banks and specialized lines of business . Complementary geography / relationship focused / product expansion . Attractive deposit profile with emphasis on non‐maturity deposits Acquisitive Growth . Disciplined acquisition criteria: . Accretive 1st full year to earnings . < 4years TBV dilution payback . +15% IRR 7

Acquisition History PPBI acquisitions have consistently enhanced franchise value . TBVPS has grown 10% compounded annually since 2011 . Assets have grown 44% compounded annually 2011 Acquisition Timeline Total Assets April 2017 and November 2017 July 2018 TBV/Share (1) Acquired Heritage Oaks Bancorp  Acquired Grandpoint Capital, Inc.   $12,000 ($2.0B assets) and Plaza Bancorp  ($3.1B assets) ($1.3B assets) $11,504  January 2016 $15.50  $10,000 Acquired Security  California Bancorp  ($715MM assets) March 2013 and June 2013 January 2015 Acquired First Associations  Acquired  $8,025  $8,087  $8,158   $8,000 Bank ($424MM assets) and  Independence  February 2011  San Diego Trust Bank  Bank ($422MM  Acquired Canyon  ($211MM assets) assets) National Bank  $13.00 ($192MM assets) in  January 2014  $6,000 FDIC‐assisted deal Acquired Infinity  Franchise Holdings  April 2012  ($80MM assets), a  Acquired Palm  specialty finance  Desert National  company $4,040   $4,000 Bank ($103MM  assets) in FDIC‐ $10.50 $2,791  assisted deal $2,039   $2,000 $1,714  $961  $1,174   $‐ $8.00 2011 2012 2013 2014 2015 2016 2017 1Q'18 2Q'18 3Q'18 Non‐Acquired Acquired TBV/Share Note: All dollars in millions (1)     Please refer to non‐U.S. GAAP reconciliation in appendix 8

Proven Acquirer with a Track Record of Success

8th most active acquirer nationally and the most acquisitive California bank since 2012

- Grandpoint Capital, Inc. - 139 days between announcement and closing, Los Angeles based commercial business bank
- Plaza Bancorp - 84 days, Southern California business bank
- Heritage Oaks Bancorp - 109 days, California Central Coast community bank
- Security California Bancorp - 123 days, Inland Empire business bank
- Independence Bank - 96 days, CRE focused commercial bank
- Infinity Franchise Holdings, LLC - 73 days, national lender to franchisees in the QSR industry
- San Diego Trust Bank - 111 days, San Diego business bank
- First Associations Bank - 151 days, Texas Bank, nationwide focused on HOA Management banking
- Palm Desert National Bank - Federal Deposit Insurance Corporation receivership
- Canyon National Bank - Federal Deposit Insurance Corporation receivership

Days to Close (1)



155
158
112
113
2013 - Present
2016 - Present
PPBI Mean
Industry Mean

Deal Size ($MM) (1)



$348
$195
$77
$90
2013 - Present
2016 - Present
PPBI Mean
Industry Mean

(1) Based upon acquisitions for banks nationally less than $10 Billion in assets since 2013 and 2016, to date

9

Industry Leading Growth The Company has consistently delivered industry leading earnings growth and  shareholder value Operating Income on a Per Share Basis (1) Strong TBV Per Share (2) TBV/Share (1) TCE Ratio $16.06 10.50% Operating Income CAGR of 25% $2.49 $16.00 TBV Per Share CAGR of 13% $15.26 $2.75 10.00% $14.00 $12.51 $2.25 9.50% $12.00 $11.17 $1.75 9.42% 9.47% 8.94% $10.12 $0.80 $10.00 9.00% $1.25 8.86% 8.82% $9.08 $0.75 $8.00 8.50% 8.51% $0.25 $6.00 8.00% 2013 2014 2015 2016 2017 2018 * ‐$0.25 2013 2014 2015 2016 2017 2018 TBV/Share TCE Ratio Operating Income* Reported Income* • Annualized (1) Fully Diluted Per Share (2) Please refer to non‐U.S. GAAP reconciliation in appendix 10

Loan Portfolio Growth

High quality and well diversified commercial loan portfolio



SBA 2%
Agribusiness & farmland 4%
Other 5%
Const. & land 7%
Commercial and industrial 24%
Multi-family 18%
Commercial real estate 40%

(dollars in thousands)	As of 9/30/2018	% of Total	As of 9/30/2017	% of Total	YoY Growth %
Business loans					
Commercial and industrial	$ 1,359,841	16%	$ 763,091	15%	78%
Franchise	735,366	8%	626,508	13%	17%
Commercial owner occupied	1,675,528	19%	805,137	16%	108%
SBA	193,487	2%	107,211	2%	80%
Agribusiness	133,241	2%	86,466	2%	54%
Total business loans	*4,097,463*	*47%*	*2,388,413*	*48%*	*72%*
Real estate loans					
Commercial non-owner occupied	1,931,165	21%	1,098,995	21%	76%
Multi-family	1,554,692	18%	797,370	16%	95%
One-to-four family	376,617	4%	246,248	5%	53%
Construction	504,708	6%	301,334	6%	67%
Farmland	138,479	2%	140,581	3%	-1%
Land	49,992	1%	30,719	1%	63%
Total real estate loans	*4,555,653*	*52%*	*2,615,247*	*52%*	*74%*
Consumer loans	114,736	1%	6,228	0%	NM
Gross loans held for investment	**$ 8,767,852**	**100%**	**$ 5,009,888**	**100%**	**75%**
Weighted average rate	5.08%		4.81%		
Nonperforming loans as a % of LHFI	0.08%		0.01%		

11

Loan Portfolio by Loan Type Well diversified and consistent risk profile 9/30/2017 9/30/2018 Farmland Land Consumer loans Farmland Land Consumer loans Construction 3% 1% 0% Construction 2% 1% 1% 6% 6% One‐to‐four family One‐to‐four  4% family Commercial and  Commercial and  5% industrial industrial 15% 16% Franchise Multi‐family Franchise Multi‐family 8% 16% 13% 18% Commercial owner  occupied Commercial  Commercial owner  Commercial  19% non‐owner  occupied non‐owner  occupied 16% occupied 21% 21% Agribusiness SBA Agribusiness SBA 2% 2% 2% 2% 12

Quarterly Loan Portfolio Growth Prudent loan portfolio growth with increasing yields and pricing discipline . Q3 2018 loan yields impacted by Grandpoint’s lower yielding loan portfolio Loan Portfolio and Weighted Average Rates $12,000 5.35% 5.50% 5.27% 5.21% 5.08% $10,000 4.97% 5.00% 5.12% 5.00% 5.04% $8,768  4.95% $8,000 4.81% 4.50% $6,199  $6,245  $6,281  $6,000 $5,010  4.00% $4,000 3.50% $2,000 $0 3.00% 3Q17 4Q17 1Q18 2Q18 3Q18 Business Loans Real Estate Loans Other Loans Originations ‐ WAR Portfolio ‐ WAR 13

Attractive Deposit Portfolio 85% non‐maturity deposits with 40% in non‐interest bearing reflects our client relationship  based business model Certificates of  Deposit 15% Non‐interest Bearing  Demand 40% As of % of  As of % of  YoY  Money Market and  (dollars in thousands) 9/30/2018 Total 9/30/2017 Total Growth % Savings Deposits 39%     Non‐interest bearing checking$  3,434,674 40%$  1,890,241 38% 82%     Interest‐bearing checking        495,483 6%        304,295 6% 63%     Money market and savings     3,261,544 39%     2,009,781 40% 62% Interest‐Bearing  Total non‐maturity deposits    7,191,701 85%    4,204,317 84% 71% Demand CDs Under $250K 6% 7%     Retail certificates of deposit     1,045,334 12%        573,656 11% 82%     Wholesale brokered certificates of deposit        265,110 3%        240,180 5% 10% Total certificates of deposit    1,310,444 15%        813,836 16% 61% CDs Over  $250K 8%         Total deposits$  8,502,145 100%$  5,018,153 100% 69% Non‐maturity  Deposits 85% 14

Deposit Cost Trends Which has resulted in a low‐cost, high value deposit base Total Deposits and Weighted Average Cost at Quarter End $9,000 $8,502  1.00% $8,000 0.80% $7,000 $6,308  $6,086  $6,192  $6,000 0.50% $5,018  0.54% 0.60% $5,000 0.39% $4,000 0.37% 0.40% 0.32% $3,000 0.28% 0.33% $2,000 0.27% 0.22% 0.20% 0.18% $1,000 $0 0.00% 3Q17 4Q17 1Q18 2Q18 3Q18 Nonmaturity Deposits Certificates of Deposit Total Deposit Cost Non‐maturity Cost 15

Industry Leading Net Interest Margin Strong asset yields and low cost deposits ‐ NIM ranks in the top quartile industry wide  . Q3 2018 loan yields and NIM impacted by Grandpoint’s lower yielding loan portfolio . 75% higher net interest income from 3Q17 to 3Q18, and a 4basis points increase in Core NIM  Loan Portfolio Core Yields (1) Core Net Interest Margin (1) and Total Deposit Costs Grandpoint  Acquisition 5.40% 5.37% 1.00% $113  4.29% 0.90% 4.26% 4.26% 5.30% 4.30% 5.25% 5.23% $100 0.80% 4.19% ) 4.14% Grandpoint  $81  $81  4.20% 5.20% 5.16% Acquisition 0.70% $78  millions   (in   Margin   $75 Yields Deposits 4.10%   5.10% 0.60%  $64  Income 0.54%  of Interest     Loan 0.50% Net Cost Interest   0.50% 4.98% 4.00% 5.00% Net 0.39% $50 0.40% 0.32% 4.90% 0.28% 3.90% 0.30% 4.80% $25 0.20% 3.80%  3Q17  4Q17  1Q18  2Q18  3Q18  3Q17  4Q17  1Q18  2Q18  3Q18 Net Interest Income Core Net Interest Margin (1) Portfolio Core Loan Yields (1) Cost of Total Deposits (1) Core loan yields and core net interest margin exclude accretion 16

Well Positioned for Rate Increases In a rising rate environment, our NIM is expected to expand  . 81% of our loan portfolio is variable rate . Currently more than 36% of our loan portfolio adjusts in less than one year  Loan Portfolio By Rate Type Loan Portfolio By Index Type Fixed Fixed Prime 18% 19% 25% Adjustable (1‐12  Months) 36% Other Hybrid (Adjusts  25% 13+ Months) LIBOR 46% 31% Impact on NIM From Loan Rate Change $120 4.65% 4.62% 4.60% 4.56% % 4.55%   $MM   $116 4.50% (NIM)   (NII) 4.50%   4.44% 4.45% Margin   Income   4.38% 4.40% $112 Interest   Interest $116 $117 $119   $113 $114 4.35% Net Net 4.30% $108 4.25% 2018 Q3 +25 bps +50 bps +75 bps +100 bps 17

Effective Credit Risk Management The Company has a long running history of outperforming peers on asset quality . Loan delinquencies to loans held for investment of 0.09% as of 9/30/2018 . Nonperforming assets to total assets of 0.07% at 9/30/2018 Nonperforming Assets to Total Assets Comparison PPBI Peers *  5.00 4.39   4.50 4.26 4.30 4.24  4.23 4.29  4.11  4.06  3.96  4.04  3.77   4.00 3.62  3.48 3.39   3.50 3.26  3.21  2.93  CNB  2.96  PDNB   3.00 Acquisition Acquisition 2/11/11  2.50 4/27/12  2.00 1.70  1.66  1.67  1.58  1.62  1.56  1.36   1.50 1.31  1.24  1.18  1.04  1.08  1.10  1.05  0.91  0.76  0.80   1.00 0.74 0.69  0.74  0.58  0.55  0.59 0.58  0.48  0.53 0.48 0.50 0.49 0.46  0.38 0.33  0.44 0.42 0.41 0.42   0.50 0.21  0.20 0.20  0.21 0.19  0.40  0.15  0.14 0.12 0.12  0.18 0.18  0.17  0.07  0.13  0.17  0.04  0.11  0.08  0.02 0.01 0.01 0.04   ‐ * California peer group consists of all insured California institutions, from SNL Financial. 18

Asset Quality Measures Highly disciplined credit risk management, proactive loss mitigation strategies Tot al  Delinquent Loans to Loans Held for  Net Charge offs to Average Loans  Investment 0.10% 0.09% 0.09% 0.08% 1.00% 0.08% 0.07% 0.06% 0.80% 0.06% 0.04% 0.60% 0.04% 0.03% 0.02% 0.40% 0.01% 0.20% 0.00% 0.00% 0.16% 0.12% 0.00% 0.20% 0.07% 0.09%  3Q17  4Q17  1Q18  2Q18  3Q18 0.00%  3Q17  4Q17  1Q18  2Q18  3Q18 Net Charge offs to Average Loans Peer Net Charge offs to Average Loans Nonperforming Loans to Loans Held for  Allowances for Loan Losses + Discount to  Investment Loans Held for Investment 1.00% 0.82% 0.79% 1.50% 0.71% 0.72% 1.20% 0.52% 0.98% 0.94% 1.00% 0.88% 0.85% 0.50% 0.54% 0.13% 0.47% 0.49% 0.51% 0.01% 0.05% 0.10% 0.08% 0.50% 0.38% 0.00%  3Q17  4Q17  1Q18  2Q18  3Q18 0.00%  3Q17  4Q17  1Q18  2Q18  3Q18 Nonperforming Loans to Loans Held for Investment Peer Nonperforming Loans to Loans Held for Investment ALLL to LHFI ALLL + Discount Acquired  Loans to LHFI Notes: ‐ 53% of loans held for investment include a fair value net discount of $71.7 million ‐ Peer information is for all western region commercial banks between $1‐100 billion 19

CRE to Capital Concentration Ratio Experience in managing CRE concentrations in excess of 300% . CRE concentrations are well‐managed across the organization, and are semi‐annually stress tested CRE as a Percent of Total Capital 700% (1) 627% Annualized Net Charge‐Offs 600% Commercial Real Estate      0.10% Multi‐family                           0.10% 499% 500% Managed Growth 415% Grandpoint  400% 376% 378% Acquisition 372% 362% 365% 349% 352% 356% 336% 340% 336% 310% 316% 287% 289% 300% 271% 200% 100% 0% 2008 2009 2010 2011 2012 2013 2014 2015 1Q'16 2Q'16 3Q'16 4Q'16 1Q'17 2Q'17 3Q'17 4Q'17 1Q'18 2Q'18 3Q'18 (1) January 1, 2009 – September 30, 2018 20

Capital Ratios Capital has historically been reinvested into the business and capital management is  regularly analyzed and reassessed(2) Consolidated Capital Ratios Minimum Required  Minimum Required  Plus Capital  Minimum Required  For Capital Adequacy  Conservation Buffer  For Well Capitalized  As of September 30, 2018 Actual Purposes Fully Phased‐In Requirement Tangible Common Equity Ratio (1) 9.5% N/A N/A N/A Leverage Ratio 10.2% 4.0% 4.0% N/A Common Equity Tier‐1 Ratio (CET‐1) 10.6% 4.5% 7.0% N/A Tier‐1 Ratio 10.9% 6.0% 8.5% N/A Risk Based Capital Ratio 12.1% 8.0% 10.5% N/A Bank Capital Ratios Minimum Required  Minimum Required  Plus Capital  Minimum Required  For Capital Adequacy  Conservation Buffer  For Well Capitalized  As of September 30, 2018 Actual Purposes Fully Phased‐In Requirement Leverage Ratio 10.8% 4.0% 4.0% 5.0% Common Equity Tier‐1 Ratio (CET‐1) 11.6% 4.5% 7.0% 6.5% Tier‐1 Ratio(1) 11.6% 6.0% 8.5% 8.0% Risk Based Capital Ratio 12.0% 8.0% 10.5% 10.0% (1) Please refer to non‐U.S. GAAP reconciliation in appendix (2) Initiated $100 million common share buyback on October 26, 2018 21

High Performing Culture & Strong Internal Controls Continue to Evolve and Strive for Superior Performance PPBI’s management team operates the Bank in a disciplined and dynamic fashion • Our business model is always evolving, transforming, and improving • On‐going investments in technology and people • Continuously strengthening our leadership team Operational Integrity Leads to Strong Internal Controls and Risk Management PPBI’s operating environment and culture have been built over the years to be scalable • Disciplined credit underwriting culture remains a fundamental underpinning • Controls over ERM, DFAST, Compliance, BSA/AML and CRA are implemented ahead of our growth Keen Focus on Creating Maximum Shareholder Value Management consistently communicates and executes on its strategic plan • Our Board regularly evaluates capital management, strategic direction and the alternatives to maximize shareholder value • Focused on increasing earnings and building TBV through disciplined, profitable growth strategies and improving efficiencies • Our goal is to create a fundamentally sound franchise with strong earnings and risk management 22

$10 Billion Asset Threshold Strategy Crossed the $10 billion asset threshold July 1st with the closing of Grandpoint Capital  Well‐positioned from staffing, infrastructure, process, capital stress testing and  regulatory perspectives –preparation began in 2017 . Preparatory costs (staff, software, consulting) have been built into our run  rate and on‐going . Currently anticipate no large, single‐period investment requirement . Expanded organizational depth, breadth and expertise through key  staffing enhancements and development over the past 2 years . Robust and scalable governance framework to accommodate continued  expansion . Strong relationships with key community groups supportive of the our  growth strategies . Proactive outreach and dialog with regulatory agencies regarding  enterprise risk, operations, performance and strategic direction 23

Superior Market Performance (PPBI) Over the last 5 years, PPBI’s stock price has significantly outperformed its publicly traded  bank peers (SNL Bank Index / NASDAQ Bank Index) 250.0% 200.0% PPBI +177% NASDAQ +74% Bank 150.0% SNL Bank    +71% 100.0% 50.0% 0.0% ‐50.0% Sep‐13 Jan‐14 May‐14 Sep‐14 Jan‐15 May‐15 Sep‐15 Jan‐16 May‐16 Sep‐16 Jan‐17 May‐17 Sep‐17 Jan‐18 May‐18 Sep‐18 PPBI SNL Bank NASDAQ Bank Source: SNL Financial, market information as of  9/30/2018 24

Enhanced Scarcity Value in Southern California

PPBI is the 2nd largest publicly traded bank headquartered in Southern California(1)

Listed below are banks and thrifts headquartered in Southern California with assets greater than $1.0B (1)

	Company Name	State	Ticker	Exchange	Total Assets ($M)	Market Cap. ($M)	Loans / Deposits (%)	Deposit Mix: Non-Int. Bearing (%)	Deposit Mix: Non-Maturity (%)
1	PacWest Bancorp	CA	PACW	NASDAQ	24,782	5,087	96.4	43.8	89.5
2	Pacific Premier Bancorp, Inc.	CA	PPBI	NASDAQ	11,504	1,918	103.0	40.4	84.6
3	CVB Financial Corp.	CA	CVBF	NASDAQ	11,480	3,149	83.2	57.3	93.3
4	Banc of California, Inc.	CA	BANC	NYSE	10,261	821	98.0	14.3	66.2
5	BofI Holding, Inc.	CA	AX	NYSE	9,792	1,931	143.2	14.2	76.9
6	Opus Bank	CA	OPB	NASDAQ	7,395	713	84.0	14.5	89.3
7	Farmers & Merchants Bank of Long Beach	CA	FMBL	OTCQB	7,309	1,074	75.1	38.8	87.0
8	First Foundation Inc.	CA	FFWM	NASDAQ	5,466	728	95.3	29.4	0.0
9	American Business Bank	CA	AMBZ	OTC Pink	2,096	297	59.4	50.8	96.2
10	Pacific Mercantile Bancorp	CA	PMBC	NASDAQ	1,320	177	97.1	30.1	74.5
11	Provident Financial Holdings, Inc.	CA	PROV	NASDAQ	1,157	131	98.0	9.7	74.2
12	Malaga Financial Corporation	CA	MLGF	OTC Pink	1,069	183	130.1	0.0	0.0
	Median				**7,352**	**775**	**96.7**	**29.8**	**80.7**

Market data as of November 2, 2018. Financial data for the most recently reported quarter
Source: SNL Financial
(1) Defined as banks with shares listed on the NYSE, NASDAQ or OTC exchanges, excludes ethnically focused banking institutions, sorted by total assets

25

Enhanced Scarcity Value in the Western U.S.

Listed below are banks headquartered in the West with assets between $5B and $25B (1)

- PPBI ranks 2nd when measured by total assets for banks headquartered in Southern California…
- …and 7th more broadly across the continental Western U.S.

	Company Name	State	Ticker	Exchange	Total Assets ($M)	Market Cap. ($M)	Loans / Deposits (%)	Non-Int. Bearing (%)	Non-Maturity (%)
1	PacWest Bancorp	CA	PACW	NASDAQ	24,782	5,087	96.4	43.8	89.5
2	Western Alliance Bancorporation	AZ	WAL	NYSE	22,176	5,174	88.5	42.4	90.2
3	Washington Federal, Inc.	WA	WAFD	NASDAQ	15,866	2,315	101.9	12.3	57.8
4	First Interstate BancSystem, Inc.	MT	FIBK	NASDAQ	13,349	1,605	78.2	30.1	88.1
5	Columbia Banking System, Inc.	WA	COLB	NASDAQ	12,957	2,747	80.3	49.5	95.9
6	Glacier Bancorp, Inc.	MT	GBCI	NASDAQ	11,909	3,718	84.6	32.3	0.0
7	Pacific Premier Bancorp, Inc.	CA	PPBI	NASDAQ	11,504	1,918	103.0	40.4	84.6
8	CVB Financial Corp.	CA	CVBF	NASDAQ	11,480	3,149	83.2	57.3	93.3
9	Banner Corporation	WA	BANR	NASDAQ	10,514	2,096	90.1	39.9	86.4
10	Banc of California, Inc.	CA	BANC	NYSE	10,261	821	98.0	14.3	66.2
11	Bofl Holding, Inc.	CA	AX	NYSE	9,792	1,931	143.2	14.2	76.9
12	Opus Bank	CA	OPB	NASDAQ	7,395	713	84.0	14.5	89.3
13	HomeStreet, Inc.	WA	HMST	NASDAQ	7,029	721	98.3	19.1	70.0
14	Westamerica Bancorporation	CA	WABC	NASDAQ	5,529	1,599	24.8	45.7	95.8
	Median				**11,492**	**2,014**	**89.3**	**36.1**	**87.3**

Market data as of November 2, 2018. Financial data for the most recently reported quarter
Source: SNL Financial
(1) Defined as banks headquartered in AZ, CA, ID, OR, MT, WA and WY with shares listed on the NYSE or NASDAQ exchanges, excludes ethnically focused banking institutions, sorted by total assets

26

Key Investment Highlights Building Long‐term Franchise Value  . Proven track record of executing on acquisitions and organic growth . Well‐positioned to evaluate attractive acquisition opportunities . Continue to drive economies of scale and operating leverage . Positioned to deliver growth and strong profitability . Ability to integrate business lines that generate higher risk adjusted returns . We’ve created scarcity value in Southern California and the Western US 27

InvestorAppendix Presentation Material

Consolidated Financial Highlights

	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018
Summary Balance Sheet					
Total Assets	$6,532,334	$8,024,501	$8,086,816	$8,158,131	$11,503,881
Loans Held for Investment	5,009,317	6,196,468	6,241,841	6,277,586	8,759,204
Total Deposits	5,018,153	6,085,868	6,192,273	6,308,350	8,502,145
Loans Held for Investment/Total Deposits	99.8%	101.8%	100.8%	99.5%	103.0%
Summary Income Statement					
Total Revenue	$72,512	$87,621	$88,947	$89,322	$120,257
Total Noninterest Expense	39,612	49,895	49,808	50,076	82,086
Provision for Credit Losses	2,049	2,185	2,253	1,761	1,981
Net Income	20,232	16,171	28,002	27,303	28,392
Diluted EPS	$0.50	$0.36	$0.60	$0.58	$0.46
Performance Ratios					
Return on Average Assets (4)	1.26%	0.87%	1.39%	1.35%	1.00%
Return on Average Tangible Common Equity (4)	15.0%	10.5%	16.5%	15.4%	12.9%
Efficiency Ratio (1)	52.1%	48.2%	52.4%	53.0%	53.2%
Net Interest Margin	4.34%	4.56%	4.50%	4.41%	4.38%
Asset Quality					
Delinquent Loans to Loans Held for Investment	0.07%	0.16%	0.20%	0.12%	0.09%
Allowance for Loan Losses to Loans Held for Investment	0.54%	0.47%	0.49%	0.51%	0.38%
Nonperforming Loans to Loans Held for Investment	0.01%	0.05%	0.13%	0.10%	0.08%
Nonperforming Assets to Total Assets (2)	0.01%	0.04%	0.11%	0.08%	0.07%
Classified Assets to Total Risk-Based Capital (3)	6.15%	5.68%	5.92%	4.69%	6.48%
Classified Assets to Total Assets (3)	0.66%	0.61%	0.64%	0.52%	0.66%
Capital Ratios					
Tangible Common Equity/Tangible Assets *	9.41%	9.42%	9.63%	9.91%	9.47%
Tangible Book Value Per Share *	$14.35	$15.26	$15.63	$16.21	$16.06
Common Equity Tier 1 Risk-based Capital Ratio	10.59%	10.48%	10.67%	10.80%	10.60%
Tier 1 Risk-based Ratio	10.94%	10.78%	10.96%	11.09%	10.85%
Risk-based Capital Ratio	12.51%	12.46%	12.64%	12.75%	12.10%

(1) Represents the ratio of noninterest expense less other real estate owned operations, core deposit intangible amortization and merger-related expense to the sum of net interest income before provision for credit losses and total noninterest income, less gains/(loss) on sale of securities, other-than-temporary impairment recovery/(loss) on investment securities and gain/(loss) from other real estate owned.
(2) Nonperforming assets excludes nonperforming investment securities.
(3) Classified assets includes substandard loans, doubtful, substandard investment securities, and OREO.
(4) Annualized
* Please refer to non-U.S. GAAP reconciliation in appendix
Note: All dollars in thousands, except per share data

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Non-U.S. GAAP Financial Measures

Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are a non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders' equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-U.S. GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-U.S. GAAP financial measures are supplemental and are not a substitute for an analysis based on U.S. GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-U.S. GAAP measure of tangible common equity ratio to the U.S. GAAP measure of common equity ratio and tangible book value per share to the U.S. GAAP measure of book value per share are set forth below.

	December 31, 2011	December 31, 2012	December 31, 2013	December 31, 2014	December 31, 2015	December 31, 2016	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018
Total stockholders' equity	$ 86,777	$ 134,517	$ 175,226	$ 199,592	$ 298,980	$ 459,740	$ 1,241,996	$1,261,908	$1,288,525	$ 1,916,377
Less: Intangible assets	(2,069)	(2,626)	(24,056)	(28,564)	(58,002)	(111,941)	(536,343)	(534,525)	(532,610)	(913,079)
Tangible common equity	**$ 84,708**	**$ 131,891**	**$ 151,170**	**$ 171,028**	**$ 240,978**	**$ 347,799**	**$ 705,653**	**$ 727,383**	**$ 755,915**	**$ 1,003,298**
Total assets	$ 961,128	$ 1,173,792	$ 1,714,187	$ 2,037,731	$ 2,789,599	$ 4,036,311	$ 8,024,501	$8,086,816	$8,158,131	$ 11,503,881
Less: Intangible assets	(2,069)	(2,626)	(24,056)	(28,564)	(58,002)	(111,670)	(536,343)	(534,525)	(532,610)	(913,079)
Tangible assets	**$ 959,059**	**$ 1,171,166**	**$ 1,690,131**	**$ 2,009,167**	**$ 2,731,597**	**$ 3,924,641**	**$ 7,488,158**	**$7,552,291**	**$7,625,521**	**$ 10,590,802**
Common Equity ratio	9.03%	11.46%	10.22%	9.79%	10.72%	11.39%	15.48%	15.60%	15.79%	16.66%
Less: Intangible equity ratio	(0.20%)	(0.20%)	(1.28%)	(1.28%)	(1.90%)	(2.53%)	(6.06%)	(5.97%)	(5.88%)	(7.19%)
Tangible common equity ratio	**8.83%**	**11.26%**	**8.94%**	**8.51%**	**8.82%**	**8.86%**	**9.42%**	**9.63%**	**9.91%**	**9.47%**
Basic shares outstanding	10,337,626	13,661,648	16,656,279	16,903,884	21,570,746	27,798,283	46,245,050	46,527,566	46,629,118	62,472,721
Book value per share	$ 8.39	$ 9.85	$ 10.52	$ 11.81	$ 13.86	$ 16.54	$ 26.86	$ 27.12	$ 27.63	$ 30.68
Less: Intangible book value per share	(0.20)	(0.20)	(1.44)	(1.69)	(2.69)	(4.03)	(11.60)	(11.49)	(11.42)	(14.62)
Tangible book value per share	**$ 8.19**	**$ 9.65**	**$ 9.08**	**$ 10.12**	**$ 11.17**	**$ 12.51**	**$ 15.26**	**$ 15.63**	**$ 16.21**	**$ 16.06**

Note: All dollars in thousands, except per share data

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Non‐U.S. GAAP Financial Measures For quarter period presented below, adjusted net income and adjusted diluted earnings per share are non‐U.S. GAAP financial measures derived from U.S.  GAAP‐based amounts.  We calculate these figures by excluding merger related expenses and DTA revaluations in the period results. Management  believes that the exclusion of such items from these financial measures provides useful information to an understanding of the operating results of our  core business. For the quarter period presented below, adjusted net income for return on average tangible common equity and average tangible common  equity are non‐U.S. GAAP financial measures derived from U.S. GAAP‐based amounts. We calculate return on average tangible common equity by  adjusting net income for the effect of CDI amortization and exclude the average CDI and average goodwill from the average stockholders' equity during  the period. We calculate adjusted return on average tangible common equity by adjusting net income for the effect of CDI amortization and merger  related expense and exclude the average CDI and average goodwill from the average stockholders' equity during the period. We believe that this is  consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk‐based capital ratios. Accordingly,  we believe that these non‐U.S. GAAP financial measures provide information that is important to investors and that is useful in understanding our capital  position and ratios. However, these non‐U.S. GAAP financial measures are supplemental and are not a substitute for an analysis based on U.S. GAAP  measures. As other companies may use different calculations for these adjusted measures, this presentation may not be comparable to other similarly  titled adjusted measures reported by other companies. A reconciliation of the non‐U.S. GAAP measures of return on average tangible common equity and  adjusted return on average tangible common equity to the U.S. GAAP measure of return on common stockholders’ equity is set forth below. September 30,  2018 Pre‐tax income$         36,190 Add: Tax adjusted merger‐related expense             2,816 Operating net income $        39,006 Weighted average shares outstanding ‐ diluted    62,361,804 Diluted earnings per share $            0.62 Average assets(1) $  11,388,104 1.37% Operating return on average assets Operating net income$         39,006 Add: Tax adjusted CDI amortization             3,432 Operating net income for return on average tangible common equity $        42,438 Average stockholders' equity$    1,908,398 Less: Average core deposit intangible         108,258 Less: Average goodwill         805,108 Average tangible common equity (1) $      995,03217.06% (1)   Annualized Operating return on average tangible common equity Note: All dollars in thousands 31